AMERICAN FINANCIAL REALTY TRUST

LIMITED POWER OF ATTORNEY FOR

SECTION 16 REPORTING


	The undersigned hereby constitutes and

appoints each of Edward J. Matey Jr., Sonya A. Huffman and James W.

McKenzie, Jr., signing individually, the undersigned's true and lawful attorney-in-fact to prepare, execute, deliver and file for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or trustee of American Financial Realty Trust (the "Company"), Forms 3, 4, and 5
(including any amendments to such Forms, whether filed prior to or after the date of this Power of Attorney) with respect to the securities of the
Company in accordance with Section 16(a) of the Securities
Exchange Act of
1934, as amended, and the rules thereunder.
The
undersigned hereby grants
to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The
undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to
file Forms 3, 4, and 5 with respect to
the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be executed as of this 31st day of March, 2006.


					 /s/ Harold S. Pote
					Signature

					 Harold W.
Pote
					Print Name